Exhibit 10.1

CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE
24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

Amendment No. 2 to Hologram Agreement

This Amendment No. 2 to the Hologram Agreement dated as of February 28, 2003 (as amended pursuant to Amendment No. 1 dated as of September 29, 2003) (the “Agreement”) by and between MasterCard International Incorporated, a Delaware corporation with offices at 2000 Purchase Street, Purchase, New York 10577-2509 (“MasterCard”), and American Bank Note Holographics, Inc., a Delaware corporation with offices at 399 Executive Blvd., Elmsford, NY 10523 (“ABNH”), is made as of March 25, 2005.

The parties to the Agreement, in consideration of the mutual promises, covenants, and conditions set forth herein, agree as follows:

1.0           The Agreement is hereby amended by deleting the text of Section 1.4 and replacing it with the following:

“1.4         MasterCard shall have no obligation to order any minimum quantity of holograms from ABNH that are the subject of this Agreement.  MasterCard shall purchase from ABNH 100% of MasterCard’s annual hologram volume requirements.  ABNH currently operates production facilities in Huntingdon Valley, PA and Dalton, MA which MasterCard has inspected and approved for the production of MasterCard holograms in accordance with the Agreement.  For so long as this Agreement is in effect, (a) ABNH shall produce the MasterCard holograms in accordance with this Agreement in the Huntingdon Valley facility and the Dalton facility (the “Second Facility”), or such other facilities to be established by ABNH, subject to the reasonable approval of MasterCard and (b) ABNH shall continue to maintain the Second Facility and have it available for the production of MasterCard holograms.  ABNH shall provide notice to MasterCard at such time as MasterCard holograms are being produced at the Second Facility.  ABNH shall establish, maintain and secure a hologram inventory storage site for MasterCard-owned inventory on behalf of MasterCard at the Dalton facility, or at such other site reasonably approved by MasterCard, at no extra charge to MasterCard.

2.0           The first sentence of Section 1.5 of the Agreement is hereby amended by deleting the words “the Second Supplier and” and inserting the words “contemplated under Section 20” following the words “the contingent supplier”.

3.0           The Agreement is hereby amended to include the manufacture and supply of holograms having the specifications set forth on Exhibit A2 attached hereto (the “Mini Holograms”).  ABNH shall manufacture, and MasterCard shall purchase, the Mini Holograms under the Agreement pursuant to the same terms and in the same manner as the holograms described in Exhibit A of the Agreement.  For the removal of doubt, the purchase price for the Mini Holograms shall equal the purchase price for the standard holograms as set forth in Section 5.1 of the Agreement.

4.0           The parties agree that except as set forth herein, the Agreement shall remain unchanged and in full force and effect.

5.0           This Amendment shall in all respects be governed, interpreted and enforced in accordance with the internal laws of the State of New York without reference to principles and conflicts of law, whose courts sitting in New York County or Westchester County shall have sole jurisdiction in all claims.

IN WITNESS WHEROF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

MASTERCARD INTERNATIONAL		AMERICAN BANK NOTE
INCORPORATED		HOLOGRAPHICS, INC.

By:	/s/ Sergio Pinon	By:	/s/ Kenneth Traub
Name: Sergio Pinon		Name: Kenneth Traub
Title: SVP, Security and Risk Services		Title: President and CEO

EXHIBIT A2

MINI HOLOGRAM SPECIFICATIONS

1.0           MATERIAL

[ * ]

2.0           DESIGN

[ * ]

3.0           DIMENSIONS

[ * ]

4.0           HOLOGRAM CHARACTERISTICS

4.1          [ * ]

4.2          [ * ]

4.3          [ * ]

4.4          [ * ]

4.5          [ * ]

4.6          [ * ]

4.7          [ * ]

4.8          [ * ]

4.9          [ * ]

*Confidential